Fidelity®

Convertible Securities

Fund

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	<click here>	Ned Johnson on investing strategies.
Performance	<click here>	How the fund has done over time.
Fund Talk	<click here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<click here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<click here>	A complete list of the fund's investments with their market values.
Financial Statements	<click here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<click here>	Notes to the financial statements.
Report of Independent Accountants	<click here>	The auditors' opinion.
Distributions	<click here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Convertible Securities	18.07%	126.70%	441.66%
ML All U.S. Convertible Securities	-1.58%	83.33%	316.47%
Convertible Securities Funds Average	3.67%	78.87%	278.52%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch All U.S. Convertible Securities Index - a market capitalization-weighted index of domestic corporate convertible securities. To measure how the fund's performance stacked up against its peers, you can compare it to the convertible securities funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 67 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Convertible Securities	18.07%	17.78%	18.41%
ML All U.S. Convertible Securities	-1.58%	12.89%	15.33%
Convertible Securities Funds Average	3.67%	11.95%	13.75%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Convertible Securities Fund on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $54,166 - a 441.66% increase on the initial investment. For comparison, look at how the Merrill Lynch All U.S. Convertible Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $41,647 - a 316.47% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Managers' Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with Beso Sikharulidze (left), who managed Fidelity Convertible Securities Fund for most of the period covered by this report, with additional comments from Peter Saperstone (right), who became manager of the fund on November 1, 2000.

Q. How did the fund perform, Beso?

B.S. Quite well. For the 12 months that ended November 30, 2000, the fund returned 18.07%, outpacing both the Merrill Lynch All U.S. Convertible Securities Index, which returned -1.58%, and the convertible securities funds average tracked by Lipper Inc., which returned 3.67%.

Q. What was behind the fund's strong showing during the 12-month period?

B.S. Simply put, stock picking. We maintained an aggressive posture throughout the period, despite the downside volatility that shook equity markets during the spring and fall. Early in the year, as the balance of power shifted toward the technology and telecommunications sectors within the convertible securities arena, so did our focus. By becoming increasingly more aggressive, we gained greater exposure to the dramatic upside in the equity market during the period, while benefiting from the downside protection convertibles offered - in the form of a bond yield cushion - when conditions deteriorated. Sticking with only the highest-quality securities from the areas of the market with the highest growth potential during the period's ups and downs was critical to our success during the past year, as was generally owning more of them than both the index and peer group.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. Where were you able to find the best opportunities in the technology sector?

B.S. After the speculative bubble burst during the spring, the market began to focus more intently on quality of earnings. As such, I spent a lot of time scrutinizing the fund's holdings, trying to weed out any question marks in the portfolio. What resulted was a more concentrated portfolio in those subsectors I felt had the highest long-term growth potential, namely communications semiconductors, optical networking and data storage. This positioning worked to our advantage, as each of these areas performed nicely heading into the fall. Our top performers included Qualcomm, SDL and EMC, respectively. As it became clear during the summer that a slowing economy would bring with it softer-than-expected spending on telecom equipment, I reduced my exposure to the industry and boosted the weighting in those areas I felt could continue to outperform, such as software and storage. This decision proved wise, as these groups held up better than their telecom counterparts when the NASDAQ collapsed during the fall. Internet software providers Veritas, Micromuse and BEA Systems were major contributors.

Q. What else influenced performance?

B.S. Equally important was finding the winners outside of the tech sector, particularly among financials. We were handsomely rewarded for participating in a couple of large, high-quality IPOs within the insurance industry, namely MetLife and ACE Limited, which shot up after being issued at attractive valuations. We also found some good growth stories among electric utilities. Power producers Calpine and AES surged higher on robust demand growth. Security selection within the health sector further helped relative performance. In terms of asset allocation, I continued to reduce the fund's overall exposure to pure equities, as most of the companies I liked began to issue convertible securities during the period. Given the period's extreme volatility, this move allowed us to participate in the market's advances without having to own the stocks themselves, which further reduced our downside risk. However, we weren't immune to trouble, as several of our tech holdings got caught in the downdraft during the period, most notably Legato, Terayon, DoubleClick, Critical Path and CMGI. Other detractors included MediaOne and Ann Taylor.

Q. Turning to you, Peter, what's your outlook?

P.S. The economy seems to be slowing to a more moderate pace. Not surprisingly, given the expectations for a slowdown in earnings momentum, I think it's going to be much more of a stock-picker's market going forward. The question that remains is whether or not the slowdown has already been factored into security prices. Personally, I don't believe it has in certain segments of the technology sector, namely semiconductors and telecom equipment. That said, I have scaled back a bit on the fund's overall tech weighting and added some more exposure to those areas of the market that tend to hold up better in an uncertain earnings environment, such as health care and consumer staples. Additionally, I've increased our exposure to the energy services group, where I believe there's a good two-to-three year growth cycle evolving. In sum, what these changes will do is cause the fund to be a little less aggressive than what shareholders have witnessed during the past 12 months, but I think that's a wise course given the current volatility in the market.

Annual Report

Fund Talk: The Managers' Overview - continued

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks high total return through a combination of current income and capital appreciation

Fund number: 308

Trading symbol: FCVSX

Start date: January 5, 1987

Size: as of November 30, 2000, more than $1.8 billion

Manager: Peter Saperstone, since November 2000; manager, Fidelity Utilities Fund and Fidelity Advisor Telecommunications and Utilities Growth Fund, 1998-2000; several Fidelity Select Portfolios, 1996-1998; joined Fidelity in 1995

3

Peter Saperstone discusses his investment approach:

"I use a bottom-up fundamental research process to build a portfolio, avoiding making any major top-down sector calls. My first step is to analyze a company's fundamentals, which I do with the help of Fidelity's deep bench of research analysts. Our advantage is in knowing companies better than our competition. I'm especially interested in owning quality companies with strong sales growth, cash flow and earnings growth. If I determine that a company is a good investment, then I'll decide whether to own the convertible, the straight equity or a blended combination of the two, depending on how similarly the company's convertibles behave compared to its common stock. My goal is to create a growth-like portfolio that has less volatility and more downside protection than a traditional equity growth fund. In each of the market sectors, I generally try to find the best companies with the lowest downside earnings potential. On top of that, I look for companies with improving earnings outlooks that have yet to be recognized by the market. In general, I tend to own a more concentrated portfolio with fewer names. My rationale for this approach is simple. If I like the story, I'll own more of it. I'd rather put a 2% stake of the fund in a company I understand a lot and have great conviction in, rather than a larger number of small positions in lesser-known companies."

Annual Report

Investment Changes

Top Ten Investments as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Radio One, Inc. $65.00	2.4	0.0
Six Flags, Inc. $4.05 PIES	1.9	0.0
America Online, Inc. 0% 12/6/19	1.8	2.2
Tyco International Ltd. 0% 11/17/20	1.8	0.0
VERITAS Software Corp./VERITAS Operating Corp. 1.856% 8/13/06	1.8	0.8
MetLife, Inc. $4.00	1.7	3.2
Cox Communications, Inc. $6.858 PRIZES	1.5	1.0
Tyco International Ltd.	1.4	0.0
Nextel Communications, Inc. 5.25% 1/15/10	1.4	1.8
Crown Castle International Corp. $3.125 PIERS	1.3	0.0
	17.0
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	22.6	35.6
Health	14.3	8.8
Media & Leisure	12.7	12.8
Utilities	9.2	9.9
Finance	8.9	11.9
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Convertible Securities 75.5%		Convertible Securities 82.4%
	Stocks 9.9%		Stocks 10.0%
	Nonconvertible Bonds 0.0%		Nonconvertible Bonds 0.5%
	Short-Term Investments and Net Other Assets 14.6%		Short-Term Investments and Net Other Assets 7.1%
* Foreign investments	5.7%	** Foreign investments	3.3%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Convertible Bonds - 48.6%
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
BASIC INDUSTRIES - 0.2%
Metals & Mining - 0.2%
CommScope, Inc. 4% 12/15/06 (e)	-		$ 6,000	$ 4,399
CONSTRUCTION & REAL ESTATE - 1.2%
Construction - 0.5%
Lennar Corp. 0% 7/29/18	Ba1		16,650	8,419
Real Estate Investment Trusts - 0.7%
Equity Office Properties Trust 7.25% 11/15/08 (e)	Baa1		8,000	8,030
Pinnacle Holdings, Inc. 5.5% 9/15/07 (e)	-		11,500	5,060
				13,090
TOTAL CONSTRUCTION & REAL ESTATE				21,509
ENERGY - 3.1%
Energy Services - 1.5%
Global Marine, Inc. 0% 6/23/20 (e)	Baa2		5,000	2,256
Nabors Industries, Inc. 0% 6/20/20 (e)	A3		34,250	22,048
Pride International, Inc. 0% 4/24/18	B2		11,000	4,276
				28,580
Oil & Gas - 1.6%
Anadarko Petroleum Corp. 0% 3/7/20	Baa1		8,000	6,080
Devon Energy Corp. 0% 6/27/20 (e)	A-		32,890	14,472
Kerr-McGee Corp. 5.25% 2/15/10	Baa2		7,500	8,888
				29,440
TOTAL ENERGY				58,020
FINANCE - 2.6%
Credit & Other Finance - 1.5%
Elan Finance Corp. Ltd.:
liquid yield option notes 0% 12/14/18 (e)	Baa3		10,200	8,186
0% 12/14/18	Baa3		13,330	10,697
JMH Finance Ltd. 4.75% 9/6/07 (e)	-		8,660	7,967
				26,850
Securities Industry - 1.1%
Teva Pharmaceutical Finance LLC 1.5% 10/15/05 (e)	-		19,500	20,280
TOTAL FINANCE				47,130
Convertible Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
HEALTH - 10.4%
Drugs & Pharmaceuticals - 8.6%
Alkermes, Inc.:
3.75% 2/15/07 (e)	-		$ 600	$ 375
3.75% 2/15/07	-		13,000	8,125
Allergan, Inc. 0% 11/1/20 (e)	Baa1		10,800	7,189
Alpharma, Inc.:
3% 6/1/06 (e)	B		960	1,147
3% 6/1/06	B		11,227	13,388
Centocor, Inc. 4.75% 2/15/05	AAA		3,000	3,945
COR Therapeutics, Inc. 5% 3/1/07	CCC		4,600	5,601
CuraGen Corp. 6% 2/2/07 (e)	CCC		6,000	4,605
Dura Pharmaceuticals, Inc. 3.5% 7/31/02	Ba1		1,000	1,000
Genzyme Corp. 5.25% 6/1/05	-		2,370	5,546
Human Genome Sciences, Inc. 3.75% 3/15/07 (e)	-		4,400	3,443
IDEC Pharmaceuticals Corp.:
liquid yield option note 0% 2/16/19 (e)	-		2,010	4,722
0% 2/16/19	-		2,430	5,709
ImClone Systems, Inc.:
5.5% 3/1/05 (e)	-		5,800	5,731
5.5% 3/1/05	-		10,000	9,881
Inhale Therapeutic Systems, Inc. 3.5% 10/17/07 (e)	-		12,000	11,048
Integrated Process Equipment Corp. 6.25% 9/15/04 (e)	B-		1,500	705
Invitrogen Corp. 5.5% 3/1/07 (e)	-		7,000	7,543
IVAX Corp.:
5.5% 5/15/07 (e)	-		6,860	8,987
5.5% 5/15/07	-		1,400	1,778
Mayan Networks Corp. 5.25% 11/1/05 (e)	-		22,750	22,750
Millennium Pharmaceuticals, Inc. 5.5% 1/15/07 (e)	CCC		1,900	2,538
Protein Design Labs, Inc. 5.5% 2/15/07 (e)	CCC		3,640	4,295
Roche Holdings, Inc. liquid yield option note 0% 5/6/12 (e)	-		8,500	4,176
Sepracor, Inc.:
5% 2/15/07 (e)	-		2,000	1,948
7% 12/15/05 (e)	-		5,000	6,519
7% 12/15/05	-		4,200	5,476
				158,170
Convertible Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
HEALTH - continued
Medical Facilities Management - 1.8%
Health Management Associates, Inc. 0.25% 8/16/20 (e)	Baa3		$ 13,500	$ 9,889
HEALTHSOUTH Corp. 3.25% 4/1/03	Ba3		7,000	6,125
Total Renal Care Holdings, Inc. 7% 5/15/09 (e)	B3		6,446	4,835
Universal Health Services, Inc. 0.426% 6/23/20 (e)	Ba1		8,450	5,493
Wellpoint Health Networks, Inc. 0% 7/2/19	Baa3		8,030	6,645
				32,987
TOTAL HEALTH				191,157
INDUSTRIAL MACHINERY & EQUIPMENT - 1.9%
Electrical Equipment - 0.1%
Cymer, Inc. 7.25% 8/6/04	-		3,000	2,625
Industrial Machinery & Equipment - 1.8%
Tyco International Ltd. 0% 11/17/20 (e)	Baa1		44,500	32,958
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT				35,583
MEDIA & LEISURE - 4.3%
Broadcasting - 4.1%
American Tower Corp.:
2.25% 10/15/09 (e)	B3		3,100	3,100
5% 2/15/10 (e)	B+		12,000	9,720
CD Radio, Inc. 8.75% 9/29/09	-		750	975
Clear Channel Communications, Inc. 1.5% 12/1/02	Baa3		17,500	15,663
Cox Communications, Inc. 0.4259% 4/19/20	Baa3		48,800	18,544
EchoStar Communications Corp.:
4.875% 1/1/07 (e)	Caa2		9,000	7,605
4.875% 1/1/07	Caa2		3,300	2,789
Jacor Communications, Inc. liquid yield option notes 0% 2/9/18	Baa3		30,700	15,388
NTL, Inc. 5.75% 12/15/09 (e)	Caa1		3,420	1,766
				75,550
Lodging & Gaming - 0.2%
Four Seasons Hotels, Inc. 0% 9/23/29	Ba2		9,000	3,212
TOTAL MEDIA & LEISURE				78,762
Convertible Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
NONDURABLES - 1.3%
Household Products - 1.3%
Avon Products, Inc. 0% 7/12/20 (e)	A		$ 49,000	$ 23,704
RETAIL & WHOLESALE - 0.4%
Apparel Stores - 0.2%
AnnTaylor Stores Corp. 0.55% 6/18/19 (e)	B2		8,660	3,681
General Merchandise Stores - 0.1%
Costco Companies, Inc. 0% 8/19/17	A3		2,000	1,605
Grocery Stores - 0.1%
Koninklijke Ahold NV 4% 5/19/05	Baa2	EUR	2,500	2,655
TOTAL RETAIL & WHOLESALE				7,941
SERVICES - 1.8%
Advertising - 1.5%
Getty Images, Inc. 5% 3/15/07 (e)	B2		3,500	2,507
Interpublic Group of Companies, Inc.:
1.87% 6/1/06 (e)	Baa1		5,500	4,909
1.87% 6/1/06	Baa1		8,000	7,140
Omnicom Group, Inc. 2.25% 1/6/13	Baa1		6,500	10,676
Young & Rubicam, Inc. 3% 1/15/05	Baa1		3,800	3,553
				28,785
Services - 0.3%
ADT Operations, Inc. liquid yield option notes 0%, 7/6/10	Baa1		1,686	4,834
TOTAL SERVICES				33,619
TECHNOLOGY - 18.3%
Communications Equipment - 2.2%
Comverse Technology, Inc. 4.5% 7/1/05	B+		4,745	19,116
Corning, Inc. 0% 11/8/15	A2		22,530	16,362
Natural MicroSystems Corp. 5% 10/15/05	CCC+		2,740	1,380
Tekelec 3.25% 11/2/04 (e)	-		2,100	3,844
				40,702
Computer Services & Software - 9.9%
Affiliated Computer Services, Inc. 4% 3/15/05	Baa3		5,250	7,508
Affymetrix, Inc. 4.75% 2/15/07 (e)	-		7,000	4,603
Amazon.com, Inc. 4.75% 2/1/09	Caa3		3,000	1,433
America Online, Inc. 0% 12/6/19	Ba3		71,000	33,903
Automatic Data Processing, Inc. 0% 2/20/12	Aa1		2,375	4,051
Convertible Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - continued
BEA Systems, Inc. 4% 12/15/06 (e)	-		$ 9,950	$ 18,302
Citrix Systems, Inc. 0% 3/22/19	B		22,250	9,401
CNET, Inc. 5% 3/1/06	CCC		5,400	4,361
Critical Path, Inc. 5.75% 4/1/05	CCC		20,910	12,089
Cyras Systems, Inc. 4.5% 8/15/05 (e)	-		6,070	5,584
i2 Technologies, Inc.:
5.25% 12/15/06 (e)	B		1,900	2,767
5.25% 12/15/06	B		3,550	5,170
Interliant, Inc. 7% 2/16/05 (e)	-		6,000	2,115
Manugistics Group, Inc. 5% 11/1/07 (e)	-		4,690	4,878
Rational Software Corp.:
5% 2/1/07 (e)	-		4,250	4,640
5% 2/1/07	-		7,000	7,643
Redback Networks, Inc. 5% 4/1/07	CCC		15,000	10,153
Siebel Systems, Inc. 5.5% 9/15/06	-		2,825	8,745
USinternetworking, Inc. 7% 11/1/04	CCC		8,500	3,570
VERITAS Software Corp./VERITAS Operating Corp. 1.856% 8/13/06	B+		11,700	32,321
				183,237
Computers & Office Equipment - 2.1%
Hewlett-Packard Co. 0% 10/14/17	Aa3		10,750	6,027
Ingram Micro, Inc. 0% 6/9/18	Ba2		22,250	8,705
Juniper Networks, Inc. 4.75% 3/15/07	B-		20,280	20,343
SCI Systems, Inc. 3% 3/15/07	Ba1		3,880	3,109
				38,184
Electronic Instruments - 1.3%
LAM Research Corp. 5% 9/1/02	B		2,100	1,995
PerkinElmer, Inc. 0% 8/7/20	BBB+		9,723	6,022
Thermo Electron Corp. 4.25% 1/1/03 (e)	Ba2		16,500	16,232
				24,249
Electronics - 2.8%
Burr-Brown Corp. 4.25% 2/15/07	A-		1,940	2,265
Candescent Technologies Corp. 7% 5/1/03 (e)	-		3,500	2,275
Celestica, Inc. 0% 8/1/20	BB-		14,480	6,100
Conexant Systems, Inc.:
4% 2/1/07	B		11,700	6,640
4.25% 5/1/06	B		1,000	1,043
Cypress Semiconductor Corp. 3.75% 7/1/05	B1		5,500	3,891
International Rectifier Corp. 4.25% 7/15/07 (e)	B2		5,250	3,524
Convertible Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronics - continued
LSI Logic Corp.:
4% 2/15/05	B1		$ 5,000	$ 3,513
4.25% 3/15/04	B1		700	917
NVIDIA Corp. 4.75% 10/15/07	B-		11,500	8,165
S3, Inc. 5.75% 10/1/03	-		14,400	10,944
Semtech Corp. 4.5% 2/1/07 (e)	CCC+		2,500	1,859
				51,136
TOTAL TECHNOLOGY				337,508
TRANSPORTATION - 0.3%
Trucking & Freight - 0.3%
United Parcel Service, Inc. 1.75% 9/27/07	Aaa		4,600	4,876
UTILITIES - 2.8%
Cellular - 2.8%
China Mobile (Hong Kong) Ltd. 2.25% 11/3/05	Baa2		11,740	11,740
Nextel Communications, Inc.:
4.75% 7/1/07	B1		10,050	14,447
5.25% 1/15/10 (e)	B1		33,259	24,944
				51,131
TOTAL CONVERTIBLE BONDS (Cost $910,270)				895,339
Common Stocks - 9.9%
	Shares
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.4%
Masco Corp.	400,000	7,725
HEALTH - 1.5%
Drugs & Pharmaceuticals - 0.4%
Celgene Corp. (a)	45,900	2,619
Vertex Pharmaceuticals, Inc. (a)(e)	84,821	4,739
		7,358
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Facilities Management - 1.1%
HEALTHSOUTH Corp. (a)	1,433,300	$ 19,977
TOTAL HEALTH		27,335
INDUSTRIAL MACHINERY & EQUIPMENT - 1.4%
Electrical Equipment - 0.0%
Aura Systems, Inc. warrants 5/31/05 (a)	1	0
Avaya, Inc. (a)(f)	146	1
Sensormatic Electronics Corp. (a)(e)	1,131	20
		21
Industrial Machinery & Equipment - 1.4%
Tyco International Ltd.	482,900	25,473
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		25,494
MEDIA & LEISURE - 0.9%
Broadcasting - 0.2%
Comcast Corp. Class A (special) (a)	62,800	2,414
Lodging & Gaming - 0.7%
Harrah's Entertainment, Inc. (a)	474,000	13,272
TOTAL MEDIA & LEISURE		15,686
TECHNOLOGY - 4.3%
Communications Equipment - 0.3%
Ciena Corp. (a)	56,800	4,313
Lucent Technologies, Inc.	15,865	247
Lucent Technologies, Inc. (f)	1,762	21
		4,581
Computer Services & Software - 4.0%
BMC Software, Inc. (a)	361,900	6,265
Computer Associates International, Inc.	258,700	6,759
Critical Path, Inc. (a)	388,900	8,216
Electronic Data Systems Corp.	104,300	5,521
J.D. Edwards & Co. (a)	341,600	8,668
Oracle Corp. (a)	842,300	22,321
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - continued
Vignette Corp. (a)	828,100	$ 13,043
webMethods, Inc.	57,100	3,594
		74,387
Electronics - 0.0%
Motorola, Inc.	41,600	835
TOTAL TECHNOLOGY		79,803
UTILITIES - 1.4%
Cellular - 0.5%
AT&T Corp. - Wireless Group	509,600	9,173
Electric Utility - 0.6%
Citizens Communications Co. (a)	788,900	10,995
Gas - 0.3%
Enron Corp.	86,000	5,569
Telephone Services - 0.0%
Asia Global Crossing Ltd. Class A	61,900	279
TeraBeam Networks (a)(f)	5,200	20
		299
TOTAL UTILITIES		26,036
TOTAL COMMON STOCKS (Cost $200,945)		182,079
Convertible Preferred Stocks - 26.9%

BASIC INDUSTRIES - 1.4%
Chemicals & Plastics - 0.8%
Sealed Air Corp. Series A, $2.00	431,100	14,604
Paper & Forest Products - 0.6%
Georgia-Pacific Corp. $3.75 PEPS	352,100	10,255
TOTAL BASIC INDUSTRIES		24,859
ENERGY - 2.4%
Oil & Gas - 2.4%
Apache Corp. $2.015 ACES	314,400	14,168
EVI, Inc. $2.50	205,000	8,405
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
The Coastal Corp.:
$1.20 PRIDES	112,700	$ 4,600
$1.66 PRIDES	77,300	3,227
Tosco Financing Trust $2.875	105,000	5,152
Unocal Capital Trust Corp. $3.125	78,000	3,676
Vec Trust 1 $1.94 PEPS	220,000	5,775
		45,003
FINANCE - 6.3%
Credit & Other Finance - 2.5%
AES Trust VII $3.00 (e)	326,215	21,122
Calpine Capital Trust III $2.50 (e)	75,400	3,940
Caremark Rx Capital Trust I:
$3.50 (a)	25,000	1,956
$3.50 (e)	46,600	3,646
DECS Trust VI (Metromedia Fiber Network, Inc.) $2.46	395,200	9,485
Life Re Corp./Life Re Capital Trust II $3.96	70,000	5,320
		45,469
Insurance - 2.8%
ACE Ltd. $4.125 PRIDES	245,200	20,275
MetLife, Inc. $4.00	343,550	32,122
		52,397
Investment Companies - 1.0%
Amdocs Automatic Common Exchange Securities Trust $1.51 TRACES	40,500	1,904
CVS Trust Automatic Common Exchangeable Securities Trust $4.23	165,000	15,510
		17,414
TOTAL FINANCE		115,280
HEALTH - 2.4%
Drugs & Pharmaceuticals - 0.0%
Cephalon, Inc. $3.625	9,800	1,281
Medical Equipment & Supplies - 1.2%
McKesson Financing Trust $2.50	446,500	21,711
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Facilities Management - 1.2%
Express Scripts Automatic Exchange Security Trust $4.83 TRACES	300,000	$ 22,106
TOTAL HEALTH		45,098
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Ingersoll Rand Co./Ingersoll Rand Finance $1.68 Income PRIDES	109,400	2,215
MEDIA & LEISURE - 7.5%
Broadcasting - 4.9%
Adelphia Communications Corp. $11.00	13,800	1,342
Cox Communications, Inc. $6.858 PRIZES	487,900	27,414
Entercom Communication Capital Trust $3.13	189,600	7,774
MediaOne Group, Inc. (Vodafone Group PLC) $3.04 PIES	275,400	9,742
Radio One, Inc. $65.00 (e)	57,900	44,862
		91,134
Entertainment - 1.9%
Six Flags, Inc. $4.05 PIES	1,146,700	34,688
Publishing - 0.3%
Readers Digest Automatic Common Exchange Securities Trust $1.93 TRACES	172,100	5,690
Restaurants - 0.4%
Wendys Financing I $2.50 TECONS	130,000	7,166
TOTAL MEDIA & LEISURE		138,678
NONDURABLES - 0.7%
Beverages - 0.5%
Seagram Co. Ltd. $3.76 ACES	193,500	8,816
Household Products - 0.2%
Estee Lauder Co. $3.80 TRACES	58,000	4,346
TOTAL NONDURABLES		13,162
TRANSPORTATION - 1.1%
Railroads - 1.1%
Union Pacific Capital Trust $3.125	452,200	19,840
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 5.0%
Cellular - 2.1%
Crown Castle International Corp. $3.125 PIERS (a)	578,100	$ 24,136
Omnipoint Corp. $3.50	88,000	14,465
		38,601
Electric Utility - 0.8%
Citizens Utilities Trust $2.50 EPPICS	150,000	8,016
Dominion Resources, Inc. $4.75 PIES	100,000	5,925
		13,941
Gas - 0.5%
Enron Corp. Series J, $10.50	1,100	1,945
SEMCO Energy, Inc. $1.10	609,400	7,694
		9,639
Telephone Services - 1.6%
Global Crossing Ltd. $16.88	93,500	12,915
Intermedia Communications, Inc.:
Series D, $1.75 depositary shares (a)	139,300	2,769
Series E, $1.75 (a)	588,000	9,114
Qwest Trends Trust $2.40 (e)	75,000	4,753
		29,551
TOTAL UTILITIES		91,732
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $493,757)		495,867
Cash Equivalents - 11.1%

Fidelity Cash Central Fund, 6.57% (c) (Cost $204,940)	204,940,484	204,940
TOTAL INVESTMENT PORTFOLIO - 96.5% (Cost $1,809,912)		1,778,225
NET OTHER ASSETS - 3.5%		65,220
NET ASSETS - 100%		$ 1,843,445
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
DECS	-	Dividend Enhanced Convertible Stock/Debt Exchangeable for Common Stock
EPPICS	-	Equity Providing Income Convertible Securities
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
TECONS	-	Term Convertible Shares
TRACES	-	Trust Automatic Common Exchange Securities
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $479,235,000 or 26.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Avaya, Inc.	5/19/00	$ 1
Lucent Technologies, Inc.	5/19/00	$ 13
TeraBeam Networks	4/7/00	$ 20
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	3.1%	AAA, AA, A	9.3%
Baa	11.4%	BBB	9.6%
Ba	4.8%	BB	3.7%
B	4.7%	B	11.4%
Caa	0.8%	CCC	2.9%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 12.9%. FMR has determined that unrated debt securities that are lower quality account for 12.8% of the total value of investment in securities.
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,821,318,000. Net unrealized depreciation aggregated $43,093,000, of which $127,446,000 related to appreciated investment securities and $170,539,000 related to depreciated investment securities.

The fund hereby designates approximately $7,646,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $38,279,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2000
Assets
Investment in securities, at value (cost $1,809,912) - See accompanying schedule		$ 1,778,225
Receivable for investments sold		106,346
Receivable for fund shares sold		3,426
Dividends receivable		564
Interest receivable		7,828
Other receivables		32
Total assets		1,896,421
Liabilities
Payable to custodian bank	$ 2,125
Payable for investments purchased	44,876
Payable for fund shares redeemed	4,572
Accrued management fee	952
Other payables and accrued expenses	451
Total liabilities		52,976
Net Assets		$ 1,843,445
Net Assets consist of:
Paid in capital		$ 1,515,483
Undistributed net investment income		26,795
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		332,859
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(31,692)
Net Assets, for 76,685 shares outstanding		$ 1,843,445
Net Asset Value, offering price and redemption price per share ($1,843,445 ÷ 76,685 shares)		$24.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 22,774
Interest		44,240
Total income		67,014
Expenses
Management fee Basic fee	$ 8,517
Performance adjustment	1,750
Transfer agent fees	2,941
Accounting fees and expenses	398
Non-interested trustees' compensation	8
Custodian fees and expenses	49
Registration fees	215
Audit	49
Legal	49
Interest	3
Miscellaneous	15
Total expenses before reductions	13,994
Expense reductions	(178)	13,816
Net investment income		53,198
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	353,609
Foreign currency transactions	359	353,968
Change in net unrealized appreciation (depreciation) on:
Investment securities	(226,029)
Assets and liabilities in foreign currencies	12	(226,017)
Net gain (loss)		127,951
Net increase (decrease) in net assets resulting from operations		$ 181,149

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 53,198	$ 30,248
Net realized gain (loss)	353,968	112,503
Change in net unrealized appreciation (depreciation)	(226,017)	155,777
Net increase (decrease) in net assets resulting from operations	181,149	298,528
Distributions to shareholders From net investment income	(42,869)	(32,773)
From net realized gain	(93,806)	(60,281)
Total distributions	(136,675)	(93,054)
Share transactions Net proceeds from sales of shares	1,016,859	362,790
Reinvestment of distributions	124,568	84,738
Cost of shares redeemed	(556,403)	(425,892)
Net increase (decrease) in net assets resulting from share transactions	585,024	21,636
Total increase (decrease) in net assets	629,498	227,110
Net Assets
Beginning of period	1,213,947	986,837
End of period (including undistributed net investment income of $26,795 and $5,377, respectively)	$ 1,843,445	$ 1,213,947
Other Information Shares
Sold	38,757	18,167
Issued in reinvestment of distributions	5,244	4,632
Redeemed	(21,449)	(21,698)
Net increase (decrease)	22,552	1,101

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 22.43	$ 18.61	$ 19.57	$ 18.64	$ 17.66
Income from Investment Operations
Net investment income	.77 B	.57 B	.60 B	.64 B	.83
Net realized and unrealized gain (loss)	3.18	5.01	.86	1.90	1.79
Total from investment operations	3.95	5.58	1.46	2.54	2.62
Less Distributions
From net investment income	(.64)	(.62)	(.58)	(.80)	(.74)
From net realized gain	(1.70)	(1.14)	(1.84)	(.81)	(.90)
Total distributions	(2.34)	(1.76)	(2.42)	(1.61)	(1.64)
Net asset value, end of period	$ 24.04	$ 22.43	$ 18.61	$ 19.57	$ 18.64
Total Return A	18.07%	32.36%	8.88%	14.84%	16.02%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,843	$ 1,214	$ 987	$ 1,029	$ 1,148
Ratio of expenses to average net assets	.78%	.85%	.79%	.74%	.85%
Ratio of expenses to average net assets after expense reductions	.77% C	.82% C	.77% C	.73% C	.83% C
Ratio of net investment income to average net assets	2.96%	2.85%	3.21%	3.46%	4.48%
Portfolio turnover rate	262%	246%	223%	212%	175%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Convertible Securities Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, non-taxable dividends, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $42,000 or 0.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,562,469,000 and $4,299,078,000, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.15% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .57% of average net assets after the performance adjustment.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC) maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $18,000 for the period.

Annual Report

Notes to Financial Statements - continued

5. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $15,013,000. The weighted average interest rate was 6.98%. At period end there were no bank borrowings outstanding.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $151,000 under this arrangement.

In addition,through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $6,000 and $21,000, respectively, under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Convertible Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Convertible Securities Fund (a fund of Fidelity Financial Trust) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Convertible Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

January 8, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Convertible Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Pay Date	Record Date	Dividends	Capital Gains
1/2/01	12/29/00	$.20	$4.32
1/8/01	1/5/01	-	$.02

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 5% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

CVS-ANN-0101	122074
1.539184.103

Fidelity®

Equity-Income II

Fund

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Footnotes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Equity-Income II	3.50%	101.91%	447.67%
Russell 3000® Value Index	3.20%	108.70%	379.40%
Equity Income Funds Average	3.18%	83.36%	283.41%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how the fund's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Equity-Income II	3.50%	15.09%	18.54%
Russell 3000 Value	3.20%	15.85%	16.97%
Equity Income Funds Average	3.18%	12.75%	14.17%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income II Fund on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $54,767 - a 447.67% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $47,940 - a 379.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2000, the one year, five year and 10 year cumulative and average annual total returns for the equity income funds average were 2.88%, 79.36%, and 282.37%, and 2.88%, 12.30%, and 14.17%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Steve DuFour, Portfolio Manager of Fidelity Equity-Income II Fund

Q. How did the fund perform, Steve?

A. For the 12-month period that ended November 30, 2000, the fund returned 3.50%. In comparison, the Russell 3000 Value Index returned 3.20% during the same period. The fund also compares its performance to that of the equity income funds average as tracked by Lipper Inc., which returned 3.18%.

Q. What factors helped the fund outperform the Russell 3000 Value Index and its peer group during the past year?

A. The difference in performance was primarily the result of strong stock selection in the financial services sector. Not only did the fund own a good mix of financial stocks, but the sector also performed particularly well in the latter half of the period as domestic interest rates stabilized. Within this sector, our holdings in Fannie Mae, Freddie Mac, Citigroup, PNC Financial, Mellon Financial and American International Group all were top performers during the past year. Further, stock selection within the utilities sector was beneficial, particularly among our natural gas stocks, which included strong performers Dynegy, El Paso Energy, Enron and KeySpan. However, our performance was tempered by holdings in the technology sector - namely Dell Computer and Unisys - which were our two biggest detractors. I sold off our holdings in Unisys during the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. The markets experienced tremendous volatility during the period. Can you describe your investment strategy as market sentiment rotated?

A. Upon taking over the fund in February, I repositioned the sector weightings as a result of the change in the fund's benchmark to the Russell 3000 Value Index from the Standard and Poor's 500 Index, making our positions more in line with the new benchmark. In February, euphoria in the technology sector was peaking. In search of more attractively valued companies, I found several companies in the financial and the energy sectors and opportunistically added positions such as Mellon Financial and ExxonMobil, which were attractively valued based on my analysis of their fundamentals. As the period wore on, the economy began to slow and investors became more defensive-minded, seeking the perceived safety of established companies. As a result, the fund's performance was strong relative to more aggressive equity funds in 2000 due to our large positions in financial services, energy and utilities - sectors that benefited from the correction in technology and a slowing domestic economy.

Q. At 12.1% of net assets, utilities was the fund's second-largest sector position at the period's end. How did these stocks perform?

A. While returns in the utilities sector varied depending upon industry, opportunistic stock picking within the sector made a positive contribution to the fund's overall return. Soon after I began running the fund, I increased our holdings in natural gas due to a supply shortage of the commodity. Several of the companies I previously mentioned were undervalued and performed quite well. Earlier in the period, I also increased the fund's weighting in regional Bell operating companies such as SBC Communications, which was a positive contributor. As the period pro-gressed, I reduced our holdings in the company as digital subscriber line (DSL) growth started to slow. Meanwhile, our positions in long-distance telephone carriers, particularly AT&T, detracted from performance as increased price competition put downward pressure on profits.

Q. The fund's energy position fell to 8.5% of net assets from 14.2% six months ago. Why?

A. During the past six months, I took some profits in the sector, particularly among our holdings in energy services companies, because I believed the market had priced in a full recovery in this industry from its sharp decline in 1998. I also shifted the fund's energy positions to benefit from moderating energy prices, steering the fund toward more integrated oil companies, such as ExxonMobil.

Q. What's your outlook, Steve?

A. I'm taking a cautious approach. Value stocks outperformed growth stocks materially during the past six months, but the underlying fundamentals in the value stock universe as a whole have not started to improve yet. While I'm waiting to see whether that dynamic unfolds, another development I'm watching is the recent expansion of the value stock universe, as a result of the depreciation of many growth stocks during the past six months. At the same time, an interest-rate cut by the Federal Reserve Board early in 2001 could positively influence the stocks in this fund.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: reasonable income; the fund also considers the potential for capital appreciation

Fund number: 319

Trading symbol: FEQTX

Start date: August 21, 1990

Size: as of November 30, 2000, more than $13.4 billion

Manager: Steve DuFour, since February 2000; manager, Fidelity Balanced Fund, 1997-2000; Fidelity Convertible Securities Fund, January 1997-July 1997; several Fidelity Select Portfolios, 1993-1997; joined Fidelity in 1993

3

Steve DuFour on the economy and value stocks:

"At the end of the period, it was clear to the market and the Federal Reserve Board that the economy had slowed. The big unanswered questions now are, ´How fast has it slowed, and will we enter into a recession or not?'

"With this uncertain backdrop, I'm trying to determine when might be the appropriate time to shift a percentage of the fund's assets into a number of industries that recently experienced, or are experiencing, the negative effects of this current economic softness. The market usually discounts this economic weakness and starts to anticipate future growth about six to nine months in advance of improved earnings growth and better fundamentals. Keeping that in mind, I'm closely watching a number of value-oriented industries, such as trucking, railroads and newspapers, to determine whether or not the best companies in these industries are poised to benefit from a change in the economic outlook.

"The quickest way to ignite growth in these industries would be a series of rate cuts, or a reduction in oil prices - two factors that would have a positive effect. High oil prices have been hurting these industries and reducing their profits. And just as the rising interest rates had the effect of slowing the economy, cutting rates usually results in a stimulation of the economy and consumer spending."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	6.1	4.6
Exxon Mobil Corp.	6.0	7.3
Freddie Mac	3.1	2.3
Mellon Financial Corp.	3.1	2.1
BellSouth Corp.	2.9	1.8
PNC Financial Services Group, Inc.	2.9	1.3
Chase Manhattan Corp.	2.8	1.7
SBC Communications, Inc.	2.0	2.6
Dynegy, Inc. Class A	1.9	1.7
Merck & Co., Inc.	1.8	0.3
	32.6
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	25.6	28.7
Utilities	12.1	13.4
Energy	8.5	14.2
Nondurables	6.5	2.7
Media & Leisure	5.3	4.8
Asset Allocation (% of fund's net assets)
As of November 30, 2000*		As of May 31, 2000 **
	Stocks and Equity Futures 83.5%		Stocks and Equity Futures 86.5%
	Convertible Securities 3.3%		Convertible Securities 3.6%
	Short-Term Investments and Net Other Assets 13.2%		Short-Term Investments and Net Other Assets 9.9%
* Foreign investments	0.8%	** Foreign investments	0.1%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 80.2%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.9%
Boeing Co.	1,322,500	$ 91,335
Textron, Inc.	716,700	36,283
TOTAL AEROSPACE & DEFENSE		127,618
BASIC INDUSTRIES - 3.9%
Chemicals & Plastics - 2.0%
Air Products & Chemicals, Inc.	357,800	12,322
Avery Dennison Corp.	247,800	13,629
Cytec Industries, Inc. (a)	203,300	7,027
Dow Chemical Co.	1,881,200	57,494
E.I. du Pont de Nemours and Co.	3,439,800	145,547
Praxair, Inc.	269,700	9,692
Rohm & Haas Co.	767,100	22,821
		268,532
Metals & Mining - 0.5%
Alcoa, Inc.	1,623,700	45,768
Phelps Dodge Corp.	385,600	18,943
		64,711
Packaging & Containers - 0.0%
Bemis Co., Inc.	262,100	7,781
Paper & Forest Products - 1.4%
Kimberly-Clark Corp.	2,689,600	188,104
TOTAL BASIC INDUSTRIES		529,128
CONSTRUCTION & REAL ESTATE - 1.6%
Building Materials - 0.0%
Fortune Brands, Inc.	211,100	6,096
Real Estate Investment Trusts - 1.6%
Duke-Weeks Realty Corp.	538,900	12,260
Equity Office Properties Trust	4,561,300	138,264
Equity Residential Properties Trust (SBI)	1,142,600	58,273
		208,797
TOTAL CONSTRUCTION & REAL ESTATE		214,893
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - 0.9%
Autos, Tires, & Accessories - 0.7%
Navistar International Corp. (a)	2,245,100	$ 72,966
PACCAR, Inc.	406,700	19,318
		92,284
Textiles & Apparel - 0.2%
Jones Apparel Group, Inc. (a)	426,300	13,935
NIKE, Inc. Class B	210,500	8,973
		22,908
TOTAL DURABLES		115,192
ENERGY - 8.5%
Energy Services - 2.2%
Baker Hughes, Inc.	1,329,300	43,950
Diamond Offshore Drilling, Inc.	1,109,600	33,496
ENSCO International, Inc.	586,100	14,250
Global Marine, Inc. (a)	1,072,600	23,530
Halliburton Co.	2,061,300	68,796
Schlumberger Ltd. (NY Shares)	1,088,600	67,493
Smith International, Inc. (a)	67,600	3,925
Weatherford International, Inc.	1,284,300	42,783
		298,223
Oil & Gas - 6.3%
Cooper Cameron Corp. (a)	619,600	33,613
Exxon Mobil Corp.	9,176,091	807,496
		841,109
TOTAL ENERGY		1,139,332
FINANCE - 25.5%
Banks - 12.2%
Bank of America Corp.	2,136,900	85,342
Bank One Corp.	4,044,800	144,854
Chase Manhattan Corp.	10,052,050	370,669
Commerce Bancorp, Inc.	358,000	20,428
FleetBoston Financial Corp.	2,716,800	101,880
Mellon Financial Corp.	8,842,100	414,473
PNC Financial Services Group, Inc.	5,785,700	384,749
Wells Fargo & Co.	2,317,600	109,941
		1,632,336
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Credit & Other Finance - 1.2%
American Express Co.	634,436	$ 34,854
Citigroup, Inc.	2,388,641	118,984
		153,838
Federal Sponsored Credit - 9.2%
Fannie Mae	10,329,900	816,062
Freddie Mac	6,936,387	419,218
		1,235,280
Insurance - 1.4%
Allstate Corp.	1,258,500	48,138
American International Group, Inc.	1,414,685	137,136
		185,274
Savings & Loans - 0.8%
Washington Mutual, Inc.	2,452,900	111,454
Securities Industry - 0.7%
Charles Schwab Corp.	2,978,150	82,458
Morgan Stanley Dean Witter & Co.	175,900	11,148
		93,606
TOTAL FINANCE		3,411,788
HEALTH - 5.2%
Drugs & Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	2,877,228	199,428
Merck & Co., Inc.	2,514,500	233,063
Schering-Plough Corp.	809,600	45,388
		477,879
Medical Equipment & Supplies - 1.6%
Abbott Laboratories	454,300	25,015
Johnson & Johnson	1,430,900	143,090
McKesson HBOC, Inc.	1,397,000	45,926
		214,031
TOTAL HEALTH		691,910
INDUSTRIAL MACHINERY & EQUIPMENT - 3.0%
Electrical Equipment - 1.8%
Emerson Electric Co.	1,560,900	113,751
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Electrical Equipment - continued
General Electric Co.	2,359,400	$ 116,938
W.W. Grainger, Inc.	289,000	10,567
		241,256
Industrial Machinery & Equipment - 1.2%
Caterpillar, Inc.	1,038,700	40,834
Dover Corp.	634,000	25,954
Illinois Tool Works, Inc.	1,025,000	57,720
Ingersoll-Rand Co.	575,400	23,160
Pall Corp.	324,400	6,468
Parker-Hannifin Corp.	151,500	5,861
		159,997
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		401,253
MEDIA & LEISURE - 4.5%
Broadcasting - 2.0%
AT&T Corp. - Liberty Media Group Class A (a)	9,800,800	132,923
Comcast Corp. Class A (special) (a)	2,746,300	105,561
E.W. Scripps Co. Class A	462,000	27,287
		265,771
Entertainment - 0.5%
MGM Mirage, Inc.	401,800	11,502
News Corp. Ltd. ADR	1,057,900	36,894
Walt Disney Co.	728,900	21,093
		69,489
Publishing - 1.4%
Dow Jones & Co., Inc.	37,400	2,115
Gannett Co., Inc.	1,861,500	99,823
McGraw-Hill Companies, Inc.	395,200	20,995
The New York Times Co. Class A	1,070,200	37,791
Tribune Co.	951,100	35,191
		195,915
Restaurants - 0.6%
McDonald's Corp.	2,408,000	76,755
TOTAL MEDIA & LEISURE		607,930
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - 6.5%
Beverages - 2.4%
Anheuser-Busch Companies, Inc.	2,733,400	$ 129,666
The Coca-Cola Co.	3,120,500	195,421
		325,087
Foods - 0.7%
ConAgra Foods, Inc.	462,100	11,755
Kellogg Co.	568,900	14,009
Quaker Oats Co.	710,900	61,804
Wm. Wrigley Jr. Co.	96,100	8,727
		96,295
Household Products - 1.8%
Colgate-Palmolive Co.	2,419,000	142,116
Gillette Co.	2,717,200	92,045
		234,161
Tobacco - 1.6%
Philip Morris Companies, Inc.	5,506,900	210,295
UST, Inc.	303,900	7,218
		217,513
TOTAL NONDURABLES		873,056
PRECIOUS METALS - 0.1%
Newmont Mining Corp.	470,800	7,356
RETAIL & WHOLESALE - 3.2%
Apparel Stores - 0.6%
Gap, Inc.	2,242,500	55,922
TJX Companies, Inc.	965,900	24,751
		80,673
Drug Stores - 0.2%
Walgreen Co.	662,950	29,543
General Merchandise Stores - 1.8%
Costco Wholesale Corp. (a)	427,600	13,950
Federated Department Stores, Inc. (a)	490,735	14,967
Target Corp.	2,547,800	76,593
The May Department Stores Co.	1,290,500	36,215
Wal-Mart Stores, Inc.	1,747,200	91,182
		232,907
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
Grocery Stores - 0.6%
Albertson's, Inc.	179,200	$ 4,581
Safeway, Inc. (a)	1,333,900	78,617
		83,198
TOTAL RETAIL & WHOLESALE		426,321
SERVICES - 0.2%
Advertising - 0.1%
Omnicom Group, Inc.	229,600	18,052
Services - 0.1%
True North Communications	291,200	10,392
TOTAL SERVICES		28,444
TECHNOLOGY - 3.6%
Computer Services & Software - 1.2%
America Online, Inc. (a)	744,100	30,218
Microsoft Corp. (a)	1,769,900	101,548
Oracle Corp. (a)	1,048,200	27,777
		159,543
Computers & Office Equipment - 1.9%
Dell Computer Corp. (a)	8,797,600	169,354
International Business Machines Corp.	670,800	62,720
Pitney Bowes, Inc.	212,700	6,182
SCI Systems, Inc. (a)	790,800	21,203
		259,459
Electronics - 0.5%
Intel Corp.	417,400	15,887
Motorola, Inc.	1,281,200	25,704
National Semiconductor Corp. (a)	798,400	14,820
Texas Instruments, Inc.	283,500	10,578
		66,989
TOTAL TECHNOLOGY		485,991
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - 1.3%
Railroads - 1.2%
Burlington Northern Santa Fe Corp.	3,458,600	$ 87,546
Norfolk Southern Corp.	4,771,500	68,590
		156,136
Trucking & Freight - 0.1%
United Parcel Service, Inc. Class B	220,900	13,406
TOTAL TRANSPORTATION		169,542
UTILITIES - 11.3%
Electric Utility - 3.0%
Allegheny Energy, Inc.	948,400	39,596
American Electric Power Co., Inc.	1,772,600	81,540
Constellation Energy Corp.	371,000	15,095
Dominion Resources, Inc.	561,600	33,696
Entergy Corp.	295,000	12,132
Exelon Corp.	339,600	22,499
FirstEnergy Corp.	336,300	9,921
GPU, Inc.	399,400	14,054
PPL Corp.	497,700	20,779
Reliant Energy, Inc.	608,400	23,880
SCANA Corp.	416,700	11,746
Southern Co.	2,896,600	91,424
Utilicorp United, Inc.	541,600	15,977
XCEL Energy, Inc.	465,700	12,690
		405,029
Gas - 3.4%
Dynegy, Inc. Class A	5,758,156	254,798
El Paso Energy Corp.	1,184,600	71,150
Energen Corp.	280,800	8,020
Enron Corp.	941,100	60,936
KeySpan Corp.	1,573,900	60,005
NiSource, Inc.	254,800	6,545
		461,454
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Telephone Services - 4.9%
BellSouth Corp.	9,325,000	$ 389,902
SBC Communications, Inc.	4,822,304	264,925
		654,827
TOTAL UTILITIES		1,521,310
TOTAL COMMON STOCKS (Cost $8,987,790)		10,751,064
Convertible Preferred Stocks - 2.6%

BASIC INDUSTRIES - 0.4%
Chemicals & Plastics - 0.4%
Pharmacia Corp. $2.60 ACES	960,800	49,481
MEDIA & LEISURE - 0.4%
Publishing - 0.4%
Tribune Co. (America Online, Inc.) $3.14 PHONES	499,900	52,240
TRANSPORTATION - 1.1%
Railroads - 1.1%
Union Pacific Capital Trust $3.125	3,455,000	151,588
UTILITIES - 0.7%
Telephone Services - 0.7%
Qwest Trends Trust $2.40 (c)	1,413,400	89,574
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $339,194)		342,883
Convertible Bonds - 0.7%
Moody's Ratings (unaudited) (e)		Principal Amount (000s)
FINANCE - 0.1%
Securities Industry - 0.1%
E*Trade Group, Inc. 6% 2/1/07	B+	$ 22,080	12,365
HEALTH - 0.1%
Drugs & Pharmaceuticals - 0.1%
Allergan, Inc. 0% 11/1/20 (c)	Baa1	18,103	12,050
Convertible Bonds - continued
Moody's Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
MEDIA & LEISURE - 0.4%
Broadcasting - 0.4%
Liberty Media Corp.:
3.75% 2/15/30	Baa3	$ 60,580	$ 36,121
4% 11/15/29	Baa3	21,140	15,194
NTL Delaware, Inc./NTL, Inc. 5.75% 12/15/09	Caa1	20,850	10,764
			62,079
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	B1	17,960	13,470
TOTAL CONVERTIBLE BONDS (Cost $133,902)			99,964
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 6.16% to 6.27% 1/11/01 (d) (Cost $26,309)	-	26,500	26,317
Cash Equivalents - 12.0%
	Shares
Fidelity Cash Central Fund, 6.57% (b)	1,605,552,206	1,605,552
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	386,970	387
TOTAL CASH EQUIVALENTS (Cost $1,605,939)		1,605,939
TOTAL INVESTMENT PORTFOLIO - 95.7% (Cost $11,093,134)		12,826,167
NET OTHER ASSETS - 4.3%		574,508
NET ASSETS - 100%		$ 13,400,675
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
1,335 S&P 500 Stock Index Contracts	Dec. 2000	$ 441,051	$ (67,470)

The face value of futures purchased as a percentage of net assets - 3.3%
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PHONES	-	Participation Hybrid Option Note Exchangeable Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $101,624,000 or 0.8% of net assets.

(d) Securities or a portion of the security was pledged to cover margin require- ments for futures contracts. At the period end, the value of securities pledged amounted to $26,317,000.
(e) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $11,123,405,000.
Net unrealized appreciation aggregated $1,702,762,000, of which $2,179,782,000 related to appreciated investment securities and $477,020,000 related to depreciated investment securities.

The fund hereby designates approximately $2,548,336,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2000
Assets
Investment in securities, at value (cost $11,093,134) - See accompanying schedule		$ 12,826,167
Receivable for investments sold		677,675
Receivable for fund shares sold		8,409
Dividends receivable		19,529
Interest receivable		9,954
Other receivables		1,175
Total assets		13,542,909
Liabilities
Payable for investments purchased	$ 106,404
Payable for fund shares redeemed	23,464
Accrued management fee	5,480
Payable for daily variation on futures contracts	4,606
Other payables and accrued expenses	1,893
Collateral on securities loaned, at value	387
Total liabilities		142,234
Net Assets		$ 13,400,675
Net Assets consist of:
Paid in capital		$ 8,603,429
Undistributed net investment income		46,194
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,085,487
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,665,565
Net Assets, for 487,482 shares outstanding		$ 13,400,675
Net Asset Value, offering price and redemption price per share ($13,400,675 ÷ 487,482 shares)		$27.49

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 208,573
Interest		94,609
Security lending		317
Total income		303,499
Expenses
Management fee	$ 68,590
Transfer agent fees	26,158
Accounting and security lending fees	1,051
Non-interested trustees' compensation	61
Custodian fees and expenses	199
Registration fees	142
Audit	107
Legal	73
Miscellaneous	62
Total expenses before reductions	96,443
Expense reductions	(5,635)	90,808
Net investment income		212,691
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,146,627
Foreign currency transactions	(209)
Futures contracts	(4,640)	3,141,778
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,911,466)
Assets and liabilities in foreign currencies	66
Futures contracts	(67,470)	(2,978,870)
Net gain (loss)		162,908
Net increase (decrease) in net assets resulting from operations		$ 375,599

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 212,691	$ 230,896
Net realized gain (loss)	3,141,778	2,267,903
Change in net unrealized appreciation (depreciation)	(2,978,870)	(961,891)
Net increase (decrease) in net assets resulting from operations	375,599	1,536,908
Distributions to shareholders From net investment income	(213,600)	(219,010)
From net realized gain	(1,967,790)	(1,468,602)
Total distributions	(2,181,390)	(1,687,612)
Share transactions Net proceeds from sales of shares	1,249,109	2,373,789
Reinvestment of distributions	2,061,105	1,600,445
Cost of shares redeemed	(6,288,121)	(4,245,510)
Net increase (decrease) in net assets resulting from share transactions	(2,977,907)	(271,276)
Total increase (decrease) in net assets	(4,783,698)	(421,980)
Net Assets
Beginning of period	18,184,373	18,606,353
End of period (including undistributed net investment income of $46,194 and $46,151, respectively)	$ 13,400,675	$ 18,184,373
Other Information Shares
Sold	46,215	77,468
Issued in reinvestment of distributions	77,251	54,952
Redeemed	(235,369)	(138,453)
Net increase (decrease)	(111,903)	(6,033)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 30.34	$ 30.73	$ 28.81	$ 25.17	$ 21.53
Income from Investment Operations
Net investment income	.40 B	.37 B	.35 B	.42 B	.48
Net realized and unrealized gain (loss)	.50	2.01	4.84	4.87	4.23
Total from investment operations	.90	2.38	5.19	5.29	4.71
Less Distributions
From net investment income	(.40)	(.35)	(.33)	(.49)	(.43)
From net realized gain	(3.35)	(2.42)	(2.94)	(1.16)	(.64)
Total distributions	(3.75)	(2.77)	(3.27)	(1.65)	(1.07)
Net asset value, end of period	$ 27.49	$ 30.34	$ 30.73	$ 28.81	$ 25.17
Total Return A	3.50%	8.25%	20.05%	22.30%	22.75%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 13,401	$ 18,184	$ 18,606	$ 16,650	$ 15,596
Ratio of expenses to average net assets	.67%	.66%	.68%	.70%	.73%
Ratio of expenses to average net assets after expense reductions	.63% C	.64% C	.66% C	.68% C	.72% C
Ratio of net investment income to average net assets	1.47%	1.19%	1.20%	1.58%	2.13%
Portfolio turnover rate	151%	71%	62%	77%	46%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Equity Income II Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $19,695,272,000 and $25,682,748,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $1,660,910,000 and $1,147,749,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,438,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $369,000. The fund received cash collateral of $387,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,080,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $10,000 and $545,000, respectively, under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Equity Income II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity Income II Fund (a fund of Fidelity Financial Trust) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity Income II Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

January 8, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Equity Income II Fund voted to pay to shareholders of record at the opening of business on record date, the following, distributions per share dervived from capital gains realized from sales of portfolio securities and dividends of derived from net investment income.

Pay Date	Record Date	Dividends	Capital Gains
12/26/00	12/22/00	$.12	$4.93
1/8/01	1/5/01	-	$.15

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 8.36% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 98% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Stephen DuFour, Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Chase Manhattan Bank, N.A.

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

EII-ANN-0101	122076
1.539196.103

Annual Report

Fidelity®

Independence

Fund

(formerly Fidelity Retirement Growth Fund)

Annual Report

November 30, 2000

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Footnotes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Independence	17.02%	150.07%	516.67%
S&P 500 ®	-4.22%	135.29%	411.40%
Capital Appreciation Funds Average	-0.59%	107.59%	357.41%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 302 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Independence	17.02%	20.12%	19.95%
S&P 500	-4.22%	18.66%	17.72%
Capital Appreciation Funds Average	-0.59%	14.18%	14.85%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Independence Fund on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $61,667 - a 516.67% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,140 - a 411.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year, five year, and 10 year cumulative and average annual total returns for the large-cap growth funds average were -5.59%, 131.41%, and 402.93%,respectively; and -5.59%, 17.95%, and 17.29%, respectively. The one year, five year, and 10 year cumulative and average annual total returns for the large-cap supergroup average were -2.87%, 118.35%, and 364.17%, respectively; and -2.87%, 16.64%, and 16.34%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Fergus Shiel, Portfolio Manager of Fidelity Independence Fund

Q. How did the fund perform, Fergus?

A. Very well. For the 12 months that ended November 30, 2000, the fund returned 17.02%. In comparison, the Standard & Poor's 500 Index and the capital appreciation funds average tracked by Lipper Inc. returned -4.22% and -0.59%, respectively.

Q. What factors helped the fund outperform both its index and peer group during the period?

A. Good stock selection within the technology and nondurables sectors - two areas where the fund was significantly overweighted - fueled the majority of our performance relative to the index and peer group. Within the technology sector, the fund's emphasis on selected stocks of emerging networking, data storage and wireless equipment manufacturers was particularly beneficial, with some delivering triple-digit returns. Specifically, holdings in several strong-performing technology stocks not included in the index, such as Brocade Communications, Juniper Networks and BEA Systems, boosted perform-ance. Additionally, underweighting several poor-performing stocks included in the index, such as Microsoft and Lucent, neither of which the fund owned at period end, also helped. Turning to nondurables, our significant positions in Philip Morris and RJ Reynolds, both of which soared in the second half of the period, enhanced returns after a long period of underperformance. The fund got an additional boost from my decision to remain underweighted in telephone utilities stocks, a sector that generally was hurt by depleted pricing power.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. The fund's technology weighting declined to 29.5% at the end of November, from 61.1% six months ago. Can you explain your strategy?

A. I reduced our exposure when it became clear that growth rates for some technology subsectors would be lowered as a result of the slowing economy. Declining sales for personal computers and wireless handsets and an oversupply of semiconductors in the market weakened the growth prospects for several companies, such as Micron Tech-
nology and Nortel Networks, both of which were sold off entirely. Although I believed that technology still offered the potential for long-term growth and I held onto several leading companies in cutting-edge industries, I took profits in the slowing subsectors and reallocated those assets to other areas that offered more attractive risk/reward potential given the economic slowdown at hand.

Q. Specifically, where did you redeploy those assets?

A. I found growth opportunities in a selected group of companies in a number of areas that were less susceptible to an economic slowdown, such as the financial, nondurables and health sectors, which benefited the fund. In the finance sector, I added new positions in government-sponsored enterprises, such as Fannie Mae and Freddie Mac, and insurance companies, such as American International Group, all of which offered stable growth prospects. At the same time, I generally avoided bank stocks because the slowing economy increased credit risk at these institutions. I couldn't ignore the positive fundamentals of tobacco stocks, such as RJ Reynolds and Philip Morris, given their double-digit dividend yields, stock repurchase plans and free cash flow generation. In the health sector, I opportunistically added to our holdings in pharmaceuticals and biotechnology as the period progressed.

Q. What specific stocks performed well?

A. Brocade Communications, which makes computer storage networking equipment and was the fund's top performer, rose sharply on better-than-expected earnings. Shares of Philip Morris, owner of Kraft Foods, performed well, partly due to positive sentiment surrounding its acquisition of Nabisco Holdings, as well as investors' perception that tobacco legislation might be less onerous going forward.

Q. What stocks disappointed?

A. Shares of Internet security provider VeriSign, which benefits from the registration of existing domain names ending in .com, .org and .net, suffered from a decision by the Internet Corporation for Assigned Names and Numbers to add seven more domain names in 2001 - a move expected to increase competition for the company. Global satellite television provider EchoStar, a significant competitor to cable TV, suffered from weakness in the emerging telecommunications/media industry.

Q. What's your outlook?

A. I expect the market volatility we've seen during the past six months to continue, as various equity sectors vie for market leadership. Given this investment climate, I think it will be difficult to outperform the S&P 500 index by simply owning a majority of technology stocks. Rather, I believe it will take a balanced mix of growth stocks of companies with strong fundamentals and consistent earnings growth across a variety of sectors to outperform the benchmark.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide capital appreciation

Fund number: 073

Trading symbol: FDFFX

Start date: March 25, 1983

Size: as of November 30, 2000, more than $7.9 billion

Manager: J. Fergus Shiel, since 1996; manager, Fidelity Advisor Dynamic Capital Appreciation Fund, since 1998; Fidelity Trend Fund, 1995-1996; Fidelity Dividend Growth Fund, 1994-1995; several Fidelity Select Portfolios, 1991-1993; joined Fidelity in 1989

3

Fergus Shiel on sector rotation in the equity markets:

"During 2000, we saw several dramatic shifts in the equity markets, as various sectors came in and out of favor for various reasons, including interest-rate movements, a slowing economy, currency fluctuations and weakened profits, to name a few. I believe much of the sector rotation also was driven by the fickleness of individual investors, who - through day trading, retirement plans and other vehicles - directed a large percentage of money into various sectors of the stock market on a daily basis. This continuous flow of investment capital drove a lot of individual stock performance and was directed in large part by the ongoing mood changes toward risk and reward that investors harbored at any given time.

"Looking ahead to the next six months, I expect the volatile investment environment to continue as investors reassess their risk/reward perceptions toward various sectors and reallocate their portfolios accordingly. With continued sector rotation and the increasing competition for leadership within the equity markets, there could be dramatic short-term swings in prices. At the same time, these dramatic but brief sector rotations, because of their frequency and short duration, may not have much impact on the direction of the popular equity benchmarks over the course of a longer, 12-month period. Given a rapidly changing market climate such as this, I believe careful, active stock selection will be paramount for equity fund managers looking to stay ahead of sector rotation shifts in the market. It will be a time to be nimble."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Philip Morris Companies, Inc.	10.8	4.0
General Electric Co.	6.0	4.0
Nokia AB sponsored ADR	5.2	4.3
RJ Reynolds Tobacco Holdings, Inc.	5.1	3.8
Immunex Corp.	4.4	4.2
EchoStar Communications Corp. Class A	3.4	2.5
Juniper Networks, Inc.	2.8	3.2
Brocade Communications Systems, Inc.	2.8	4.5
BEA Systems, Inc.	2.8	1.7
Ciena Corp.	2.7	0.0
	46.0
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	29.5	61.1
Nondurables	18.9	8.1
Health	14.5	5.9
Finance	12.8	0.5
Industrial Machinery & Equipment	7.7	4.9
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 99.2%		Stocks 97.6%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 2.4%
* Foreign investments	8.9%	** Foreign investments	10.1%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.6%
Northrop Grumman Corp.	875,900	$ 73,849
United Technologies Corp.	750,000	53,109
TOTAL AEROSPACE & DEFENSE		126,958
BASIC INDUSTRIES - 0.1%
Iron & Steel - 0.1%
Bethlehem Steel Corp. (a)	3,595,300	8,089
DURABLES - 0.5%
Consumer Electronics - 0.5%
Gemstar-TV Guide International, Inc. (a)	860,800	35,024
ENERGY - 1.7%
Energy Services - 1.7%
Baker Hughes, Inc.	50,100	1,656
ENSCO International, Inc.	1,836,500	44,650
Global Marine, Inc. (a)	4,000,000	87,750
		134,056
FINANCE - 12.8%
Banks - 0.5%
Bank of Ireland, Inc.	600,119	4,947
Mellon Financial Corp.	262,600	12,309
PNC Financial Services Group, Inc.	290,600	19,325
		36,581
Credit & Other Finance - 2.9%
American Express Co.	497,600	27,337
Associates First Capital Corp. Class A	1,234,700	43,600
Citigroup, Inc.	3,150,000	156,909
		227,846
Federal Sponsored Credit - 2.6%
Fannie Mae	1,518,700	119,977
Freddie Mac	1,429,200	86,377
		206,354
Insurance - 1.7%
American International Group, Inc.	624,300	60,518
Marsh & McLennan Companies, Inc.	286,200	32,949
The Chubb Corp.	242,500	19,764
XL Capital Ltd. Class A	318,940	25,455
		138,686
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Securities Industry - 5.1%
Charles Schwab Corp.	4,658,500	$ 128,982
Goldman Sachs Group, Inc.	300,000	24,638
Lehman Brothers Holdings, Inc.	813,400	40,314
Merrill Lynch & Co., Inc.	2,030,000	117,486
Morgan Stanley Dean Witter & Co.	1,487,100	94,245
		405,665
TOTAL FINANCE		1,015,132
HEALTH - 14.5%
Drugs & Pharmaceuticals - 13.4%
Alkermes, Inc. (a)	121,900	3,642
American Home Products Corp.	800,000	48,100
Bristol-Myers Squibb Co.	1,373,600	95,208
Elan Corp. PLC sponsored ADR (a)	550,000	29,666
Eli Lilly & Co.	450,000	42,159
Human Genome Sciences, Inc. (a)	889,800	55,334
Immunex Corp. (a)	9,390,200	349,198
Medarex, Inc. (a)	902,800	32,727
Medimmune, Inc. (a)	2,020,000	107,439
Merck & Co., Inc.	1,360,700	126,120
Millennium Pharmaceuticals, Inc. (a)	1,765,700	85,747
Pfizer, Inc.	700,000	31,019
Schering-Plough Corp.	925,000	51,858
		1,058,217
Medical Equipment & Supplies - 0.5%
Cardinal Health, Inc.	300,000	29,981
McKesson HBOC, Inc.	275,900	9,070
MiniMed, Inc. (a)	15,300	910
		39,961
Medical Facilities Management - 0.6%
HCA - The Healthcare Co.	525,500	21,775
Health Management Associates, Inc. Class A (a)	250,000	5,328
Tenet Healthcare Corp.	547,300	23,294
		50,397
TOTAL HEALTH		1,148,575
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - 7.7%
Electrical Equipment - 7.7%
Alcatel SA sponsored ADR	1,400,000	$ 70,700
General Electric Co.	9,640,000	477,783
Scientific-Atlanta, Inc.	1,600,000	64,600
		613,083
MEDIA & LEISURE - 4.1%
Broadcasting - 3.4%
EchoStar Communications Corp. Class A (a)	9,279,600	270,848
Entertainment - 0.2%
Mandalay Resort Group (a)	610,000	12,162
MGM Mirage, Inc.	94,100	2,694
		14,856
Lodging & Gaming - 0.2%
Jurys Doyle Hotel Group PLC (United Kingdom)	2,083,028	15,454
Publishing - 0.3%
Independent Newspapers PLC (United Kingdom)	9,768,692	26,048
TOTAL MEDIA & LEISURE		327,206
NONDURABLES - 18.9%
Agriculture - 0.3%
IAWS Group PLC (Ireland)	4,048,175	25,956
Beverages - 0.1%
The Coca-Cola Co.	100,000	6,263
Foods - 1.6%
Campbell Soup Co.	629,800	21,020
ConAgra Foods, Inc.	700,000	17,806
General Mills, Inc.	500,000	20,563
H.J. Heinz Co.	648,200	29,574
Kellogg Co.	635,880	15,659
PepsiCo, Inc.	100,000	4,538
Quaker Oats Co.	100,000	8,694
Sysco Corp.	150,000	8,288
		126,142
Household Products - 0.2%
Avon Products, Inc.	100,000	4,163
Clorox Co.	100,000	4,469
Colgate-Palmolive Co.	100,000	5,875
		14,507
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Tobacco - 16.7%
Philip Morris Companies, Inc.	22,400,000	$ 855,400
RJ Reynolds Tobacco Holdings, Inc. (c)	10,338,500	407,078
UST, Inc.	2,531,500	60,123
		1,322,601
TOTAL NONDURABLES		1,495,469
RETAIL & WHOLESALE - 5.3%
Apparel Stores - 0.2%
AnnTaylor Stores Corp. (a)	761,800	15,807
Drug Stores - 1.5%
Walgreen Co.	2,674,500	119,182
General Merchandise Stores - 0.6%
Arnotts PLC (c)	1,667,488	9,601
Kohls Corp. (a)	784,600	42,025
		51,626
Grocery Stores - 1.9%
Safeway, Inc. (a)	2,522,000	148,640
Retail & Wholesale, Miscellaneous - 1.1%
Bed Bath & Beyond, Inc. (a)	1,159,700	24,136
Staples, Inc. (a)	5,100,000	61,200
		85,336
TOTAL RETAIL & WHOLESALE		420,591
SERVICES - 0.4%
Ecolab, Inc.	750,000	32,578
Employee Solutions, Inc. (a)	4,066	1
Per-Se Technologies, Inc. warrants 7/8/03 (a)	52,343	0
TOTAL SERVICES		32,579
TECHNOLOGY - 29.5%
Communications Equipment - 8.8%
Ciena Corp. (a)	2,790,900	211,934
Corning, Inc.	1,250,000	73,125
Nokia AB sponsored ADR	9,550,000	408,263
		693,322
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - 10.4%
Affiliated Computer Services, Inc. Class A (a)	143,100	$ 8,049
BEA Systems, Inc. (a)	3,718,600	217,771
Check Point Software Technologies Ltd. (a)	600,300	61,606
Critical Path, Inc. (a)	531,700	11,232
Inktomi Corp. (a)	2,023,600	52,740
Internap Network Services Corp.	1,986,200	21,848
Keynote Systems, Inc.	1,290,000	23,543
Nuance Communications, Inc.	5,000	153
Openwave Systems, Inc. (a)	895,848	40,873
PeopleSoft, Inc. (a)	2,379,800	79,128
Redback Networks, Inc. (a)	1,234,800	86,204
VeriSign, Inc. (a)	1,216,495	105,455
VERITAS Software Corp. (a)	674,200	65,777
Vignette Corp. (a)	3,200,026	50,400
		824,779
Computers & Office Equipment - 6.7%
Brocade Communications Systems, Inc. (a)	1,320,000	221,678
Extended Systems, Inc. (a)(c)	525,300	10,243
Juniper Networks, Inc. (a)	1,795,000	223,702
Network Appliance, Inc. (a)	1,410,000	69,619
Palm, Inc.	128,300	4,643
		529,885
Electronic Instruments - 1.4%
Agilent Technologies, Inc.	574,300	29,971
Applera Corp. - Applied Biosystems Group	538,400	44,485
PerkinElmer, Inc.	428,000	38,119
		112,575
Electronics - 2.2%
RF Micro Devices, Inc. (a)	518,700	9,855
Texas Instruments, Inc.	4,453,700	166,179
		176,034
TOTAL TECHNOLOGY		2,336,595
TRANSPORTATION - 0.6%
Air Transportation - 0.5%
Ryanair Holdings PLC sponsored ADR (a)	756,300	36,681
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - continued
Shipping - 0.1%
Irish Continental Group PLC (c)	2,855,200	$ 12,703
TOTAL TRANSPORTATION		49,384
UTILITIES - 1.5%
Telephone Services - 1.5%
Asia Global Crossing Ltd. Class A	108,700	489
BellSouth Corp.	591,000	24,711
Level 3 Communications, Inc. (a)	861,800	23,161
McLeodUSA, Inc. Class A (a)	1,492,900	20,247
SBC Communications, Inc.	844,400	46,389
		114,997
TOTAL COMMON STOCKS (Cost $7,247,578)		7,857,738
Convertible Preferred Stocks - 0.0%

TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (a)(d) (Cost $714)	41,400	714
Cash Equivalents - 3.0%

Fidelity Cash Central Fund, 6.57% (b)	192,304,468	192,304
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	47,838,200	47,838
TOTAL CASH EQUIVALENTS (Cost $240,142)		240,142
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $7,488,434)		8,098,594
NET OTHER ASSETS - (2.2)%		(177,528)
NET ASSETS - 100%		$ 7,921,066
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 714
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $7,637,780,000. Net unrealized appreciation aggregated $460,814,000, of which $1,571,463,000 related to appreciated investment securities and $1,110,649,000 related to depreciated investment securities.

The fund hereby designates approximately $347,867,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $97,661,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2000
Assets
Investment in securities, at value (cost $7,488,434) - See accompanying schedule		$ 8,098,594
Receivable for investments sold		175,671
Receivable for fund shares sold		9,250
Dividends receivable		2,634
Interest receivable		1,001
Other receivables		471
Total assets		8,287,621
Liabilities
Payable for investments purchased	$ 293,796
Payable for fund shares redeemed	17,964
Accrued management fee	5,196
Other payables and accrued expenses	1,761
Collateral on securities loaned, at value	47,838
Total liabilities		366,555
Net Assets		$ 7,921,066
Net Assets consist of:
Paid in capital		$ 5,976,245
Undistributed net investment income		15,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,319,283
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		610,108
Net Assets, for 323,830 shares outstanding		$ 7,921,066
Net Asset Value, offering price and redemption price per share ($7,921,066 ÷ 323,830 shares)		$24.46

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends (including $30,422 received from affiliated issuers)		$ 69,017
Interest		17,409
Security lending		2,417
Total income		88,843
Expenses
Management fee Basic fee	$ 48,897
Performance adjustment	10,693
Transfer agent fees	12,950
Accounting fees and expenses	844
Non-interested trustees' compensation	73
Custodian fees and expenses	251
Registration fees	784
Audit	63
Legal	38
Interest	12
Miscellaneous	22
Total expenses before reductions	74,627
Expense reductions	(2,199)	72,428
Net investment income		16,415
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $680 on sales of investments in affiliated issuers)	1,339,984
Foreign currency transactions	(121)	1,339,863
Change in net unrealized appreciation (depreciation) on:
Investment securities	(571,477)
Assets and liabilities in foreign currencies	(35)	(571,512)
Net gain (loss)		768,351
Net increase (decrease) in net assets resulting from operations		$ 784,766

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 16,415	$ 13,439
Net realized gain (loss)	1,339,863	936,934
Change in net unrealized appreciation (depreciation)	(571,512)	342,388
Net increase (decrease) in net assets resulting from operations	784,766	1,292,761
Distributions to shareholders From net investment income	(12,436)	(30,323)
From net realized gain	(797,700)	(608,308)
Total distributions	(810,136)	(638,631)
Share transactions Net proceeds from sales of shares	4,014,225	1,103,365
Reinvestment of distributions	805,573	637,147
Cost of shares redeemed	(2,785,216)	(1,127,071)
Net increase (decrease) in net assets resulting from share transactions	2,034,582	613,441
Total increase (decrease) in net assets	2,009,212	1,267,571
Net Assets
Beginning of period	5,911,854	4,644,283
End of period (including undistributed net investment income of $15,430 and $12,717, respectively)	$ 7,921,066	$ 5,911,854
Other Information Shares
Sold	141,758	51,144
Issued in reinvestment of distributions	34,512	32,238
Redeemed	(100,649)	(52,173)
Net increase (decrease)	75,621	31,209

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 23.82	$ 21.40	$ 20.47	$ 20.04	$ 19.50
Income from Investment Operations
Net investment income	.05 B	.05 B	.13 B, D	.13 B	.26
Net realized and unrealized gain (loss)	3.83	5.25	4.34	2.61	2.14
Total from investment operations	3.88	5.30	4.47	2.74	2.40
Less Distributions
From net investment income	(.05)	(.14)	(.13)	(.26)	(.34)
From net realized gain	(3.19)	(2.74)	(3.41)	(2.05)	(1.52)
Total distributions	(3.24)	(2.88)	(3.54)	(2.31)	(1.86)
Net asset value, end of period	$ 24.46	$ 23.82	$ 21.40	$ 20.47	$ 20.04
Total Return A	17.02%	27.93%	27.16%	15.78%	13.45%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 7,921	$ 5,912	$ 4,644	$ 4,014	$ 4,205
Ratio of expenses to average net assets	.88%	.63%	.62%	.64%	.74%
Ratio of expenses to average net assets after expense reductions	.85% C	.58% C	.57% C	.59% C	.70% C
Ratio of net investment income to average net assets	.19%	.25%	.68%	.66%	1.26%
Portfolio turnover rate	249%	310%	266%	205%	230%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

D Investment income per share reflects a special dividend which amounted to $0.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Retirement Growth Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended , as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. On December 14, 2000, the Board of Trustees approved a change in the name of Fidelity Retirement Growth Fund to Fidelity Independence Fund effective on or about January 27, 2001. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $714,000 or 0% of net assets. Information regarding restricted securities is included under the caption "Other Information" at the end of the fund's schedule of investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $21,772,398,000 and $20,356,401,000, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .70% of average net assets after the performance adjustment.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-
adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $593,000 for the period.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $18,354,000. The weighted average interest rate was 5.65%.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $48,084,000. The fund received cash collateral of $47,838,000 which was invested in cash equivalents.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,835,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $63,000, and $301,000, respectively, under these arrangements

Annual Report

Notes to Financial Statements - continued

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Arnotts PLC	$ -	$ -	$ 378	$ 9,601
Bethlehem Steel Corp.	172	2,182	-	-
Extended Systems, Inc.	-	-	-	10,243
Irish Continental Group PLC	7,154	-	298	12,703
RJ Reynolds Tobacco Holdings, Inc.	32,051	-	29,746	407,078
TOTALS	$ 39,377	$ 2,182	$ 30,422	$ 439,625

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Retirement Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Retirement Growth Fund (a fund of Fidelity Financial Trust) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Retirement Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

January 8, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Retirement Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Pay Date	Record Date	Dividends	Capital Gains
12/26/00	12/22/00	$.08	$4.05
01/08/01	01/05/01	-	$.06

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 7% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

J. Fergus Shiel, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty®

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Selector

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FRE-ANN-0101	122436
1.539094.103